UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1691 Michigan Avenue

Miami Beach, Florida

(Address of principal executive offices)

(786) 297-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PNNT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 28, 2024, PennantPark Senior Loan Fund (“PSLF”), an unconsolidated joint venture between PennantPark Investment Corporation (the “Company”) and certain entities and managed accounts of the private credit investment manager of Pantheon Ventures (UK) LLP (“Pantheon”), entered into an amendment (the “Amendment”) to PSLF’s limited liability company agreement (the “LLC Agreement”).

The Amendment amended the term of PSLF, which would have otherwise expired on January 31, 2025, to be indefinite, subject to the other terms of dissolution, wind down and termination in the LLC Agreement.

The Amendment also modified the LLC Agreement to permit any member of PSLF (each, a “Member”) to request to redeem its interests in PSLF (in minimum tranches of 25% of the interests then-owned by such Member) at any time. Under the Amendment, PSLF is required to use commercially reasonable efforts to redeem any such Member’s interests within 18 months and, in any event, within three years from the date of such redemption request, subject to customary limitations with respect to the liquidity of PSLF and the requirement that the Company’s proportionate share or ownership of PSLF not exceed 87.5%. It is contemplated that any such redemption would be funded by either principal proceeds from repayments of investments in underlying portfolio companies of PSLF or the proceeds of any new Member’s investment into PSLF.

The description of the Amendment set forth herein is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

In connection with the entry into the Amendment, the Company and Pantheon agreed to invest $52,500,000 of capital and $75,000,000 of capital, respectively, in PSLF, which in each case may be drawn by PSLF over time. Giving pro forma effect to the funding of these additional commitments, the Company’s ownership of PSLF is 54.8% and Pantheon’s ownership of PSLF is 45.2%.

In addition, on August 27, 2024, PSLF increased the size of its senior secured credit facility provided by BNP Paribas from $325 million to $400 million.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information under this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amendment to Amended and Restated Limited Liability Company Agreement of Pennant Park Senior Loan Fund, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2024	PENNANTPARK INVESTMENT CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer & Treasurer